GOLDMAN SACHS TRUST

Goldman Sachs Fund of Funds Portfolios
Class A Shares, Class B Shares, Class C Shares, Institutional Shares,
Service Shares, Class R Shares and Class IR Shares of the
Goldman Sachs Balanced Strategy Portfolio
(the “Fund”)
Supplement dated August 20, 2009 to the
Prospectuses dated April 30, 2009 (the “Prospectuses”)

The following replaces in its entirety the last sentence of the first paragraph of the “Portfolio Investment Objectives and Strategies — Goldman Sachs Balanced Strategy Portfolio — Principal Investment Strategy” section of the Prospectuses:

The Fund expects that it will invest a significant percentage of its assets, and at times more than 25% of its assets, in the Goldman Sachs Short Duration Government Fund.

This Supplement should be retained with your Prospectus for future reference.

BALSTRATSTK 08-09
00068667